THE WESTPORT FUNDS

Westport Fund                                THE
Westport Small Cap Fund                          ------------------
                                                      WESTPORT
website:  www.westportfunds.com              -----------------
                                                              FUNDS
SHAREHOLDER SERVICES
888-593-7878

INVESTMENT ADVISER                                   [LOGO]
Westport Advisers, LLC
253 Riverside Avenue
Westport, Connecticut 06880
203-227-3601

BOARD OF TRUSTEES
Raymond J. Armstrong
Stephen E. Milman
Edmund H. Nicklin, Jr.
Ronald H. Oliver
D. Bruce Smith, II

TRANSFER AGENT                                 Semi-Annual Report
Integrated Fund Services, Inc.                   June 30, 2000
P.O. Box 5354                                     (Unaudited)
Cincinnati, Ohio 45201-5354
                                                  888-593-7878
DISTRIBUTOR
IFS Fund Distributors, Inc.                         website:
312 Walnut Street, 21st Floor                 www.westportfunds.com
Cincinnati, Ohio 45202
                                             ----------------------
                                                WESTPORT [LOGO]
                                                  INVESTMENTS
                                             ----------------------
This report is authorized for
  distribution only when it is
  accompanied or preceded by a
  current prospectus of The
  Westport Funds.

LETTER TO SHAREHOLDERS                                             JULY 11, 2000
================================================================================

Dear Fellow Shareholder:

The Westport Funds turned in a satisfactory performance in the first half of 2000. The Westport Small Cap Fund's total return in the first half exceeded that of the Russell 2000 Index by more than four percentage points. Money Magazine, in its June 2000 issue, selected the Westport Small Cap Fund as one of its 100 best mutual funds, unusual recognition for a mutual fund with less than a three year record. The Westport Fund's return for the first six months lagged the S&P MidCap 400 Index, but was comparable to the value component of that Index. (The Westport Fund is classified as mid cap value by Lipper Analytical Services, Inc.)

                                Table of Results
                               THE WESTPORT FUNDS
                         Total Returns -- June 30, 2000

--------------------------------------------------------------------------------
                                                                SINCE INCEPTION*
                                     SIX MONTHS    ONE YEAR        TO 6/30/00
FUND OR INDEX                      ENDED 6/30/00  ENDED 6/30/00 (AVERAGE ANNUAL)
--------------------------------------------------------------------------------
Westport Small Cap Fund -- Class R**    7.0%          22.8%           25.5%
Russell 2000 Index                      3.0%          14.3%            8.2%
--------------------------------------------------------------------------------
Westport Fund -- Class R                3.6%          26.1%           23.7%
S&P 400 MidCap Index                    9.0%          17.0%           17.3%
--------------------------------------------------------------------------------

The equity markets this year have manifested abnormal behavior characterized by extremes in valuation and volatility. One of the more striking examples is the divergence between the small cap growth and small cap value components of the Russell 2000 Index that developed in late 1999 and continued through first quarter 2000. For twelve months ended June 30, 2000 the return for the growth component of the Russell 2000 exceeded that of the value component by 29 percentage points. This unprecedented performance gap was reduced in second quarter 2000 so that for the six months ended June 30, 2000 the value component's return exceeded the growth component by approximately 4.6 percentage points. The S&P 400 MidCap Index exhibited the same directional behavior but the growth component remained ahead of the value component in the six month period. This transition in market leadership reflects a broadening of investor interest and a reassessment of valuations for growth companies, especially those in technology and internet-related businesses.

In addition to a shift in leadership from growth to value segments, volatility increased dramatically in the first half. The Russell 2000 Index had a swing of 2% or more intraday on 60% of trading days. The NASDAQ Composite lost 37% of its value from March through May but gained in June. Numerous small companies saw their share prices sink 30%-50% with even mildly disappointing earnings relative to expectations, or experienced sharp yet smaller gains if expectations were exceeded. This behavior results from unrealistically high expectations by investors for companies participating in many high growth industries. Examples are the expansion of the internet to become a worldwide network with higher speed access more available, the international extension of wireless communications and biotechnology advances. These expectations are in conflict with the historical evidence that many participants in new industries are unsuccessful.

The exceptional success of early public offerings in these and other new industries caused public investors to aggressively supply capital to the next "winner," and mobilized venture capitalists, investment bankers and corporate executives to accelerate the development of new businesses in the desired industries. Some venture capitalists funded competitors without considering the size of the end market, virtually insuring poor returns. Even a few companies with questionable business models received funding. Investment bankers lowered their standards for initial public offerings eliminating profitability as a criterion. Executives with the requisite industry expertise received attractive stock option grants for joining the start-ups. The key to a continuation of exceptional returns from bringing these start-ups public is the willingness of public investors to supply capital at virtually zero cost. However, the cost of capital has risen as the Federal Reserve (Fed) raised interest rates six times in the last twelve months. Much of the volatility observed in the marketplace results from adjustment to the Fed's tightening of monetary policy.

The best performing holdings in both Westport Funds in the six month period were two companies resolving problems that had depressed their earnings. C&D Technologies, Inc. (C&D) is a market leading supplier of back-up power supplies used in wireless telephony and broadband networks, both rapidly growing markets. Results at two small divisions depressed C&D's earnings. Improvement at these units and growth in its main business improved C&D's earnings and its stock price. Universal Health Services, Inc. (UHS), the third largest domestic for-profit hospital chain, has a long history of growing its earnings by successfully acquiring and operating hospitals. Late in 1999, some managed care customers unilaterally discounted payments for services performed in UHS hospitals in violation of contract terms. Many managed care companies received price increases in January 2000 and contemporaneously UHS reminded its customers of the strategic position that UHS hospitals hold in their communities. Commercial relations between UHS and its managed care customers returned to normal in first half 2000 with elimination of the unilateral discounts, restoring UHS's earnings.

Acquisitions again were a significant factor in the performance of The Westport Funds. Both Funds were investors in Shared Medical Systems Corp., the market leader in information systems for hospitals which was acquired by Siemens AG with a gain exceeding 50%. Policy Management Systems Corp. (PMSC), also a holding of both Funds, agreed to be acquired by Computer Sciences Corp. (CSC) late in the first half at a price that creates a loss for the Funds. PMSC had received, but rejected, a substantially higher offer from CSC in early Fall 1999. Subsequently, underperforming acquisitions combined with a lull in new business due to year 2000 transition issues caused a sharp decline in financial performance at PMSC.

WESTPORT SMALL CAP FUND

In addition to the acquisitions noted previously, two other portfolio companies agreed to be acquired in the first half. Sterling Commerce, a suppler of communications software was acquired by SBC Communications, Inc. for a gain of more than 85%. Also, Santa Fe Snyder Corp., a successful oil and gas exploration and a production company, agreed to be acquired by Devon Energy Corp. in a share exchange. The Fund currently has a significant position in Devon from its prior acquisition of portfolio holding PennzEnergy Company.

A significant component of the investment strategy for the Funds is the exploitation of market overreactions to company disappointments. Two such incidents recently provided opportunities for the Westport Small Cap Fund. In late 1999 Dupont Photomasks, Inc. (DPI), a leading merchant supplier of masks for the production of semiconductors, pre-announced an earnings shortfall. Some customers shifted orders to an alternate supplier when DPI failed to deliver finished masks according to schedule. The company's stock declined 38.5%, creating a buying opportunity. DPI's problem resulted from mishandled domestic expansion and was quickly resolved with DPI shares recovering 42% in the first half. The second example is IMS Health, Inc. (IMS), a health database company.

In the first quarter, it proposed a convoluted transaction with an Internet company that would have materially diluted the holdings of existing IMS shareholders, causing its stock price to drop dramatically. Reasoning that the drop would likely cause IMS shareholders to reject the proposed transaction, the Fund established a position. Subsequently, the transaction was aborted with only a small IMS subsidiary sold to the Internet company at a reasonable price. With the value of IMS intact, its stock should recover as the questions about management competence dissipate over time.

WESTPORT FUND

In addition to the results for portfolio holdings highlighted above, there were other notable performances, including Rational Software Corp., a leading supplier of software development tools for e-business which saw its revenue growth accelerate to nearly 40%. This led to an unrealized gain of approximately 90% in first half 2000. Harcourt General, Inc. announced the hiring of an investment banking firm to explore options to maximize shareholder value, most likely through a sale of the company. With sharply higher prices for oil and natural gas, the Fund's exploration and production and oil service company holdings performed well.

On the negative side, after excellent price appreciation in 1999, radio broadcasters retreated on concern that a slowdown in economic growth would reduce spending on advertising. Cable TV companies came under selling pressure as direct broadcast satellite (DBS) companies experienced excellent subscriber additions, while the technological improvements to enable the cable companies to effectively counter the DBS offerings wouldn't be fully installed for many operators until year-end 2000.

OUTLOOK

The longevity of the current economic expansion, recent rapid economic growth and the lowest unemployment level in decades have caused the Fed to become increasingly concerned that these economic conditions, if continued, would lead to a rekindling of inflation. This concern caused the Fed to raise the Fed funds rate six times in the last twelve months -- a total of 1.75% to slow the economy. The Fed's action in combination with more than 90 tightenings by other Central Banks worldwide in the same period, dramatically higher oil prices and more rigorous lending standards by the nation's banks should slow economic growth to a rate that is unlikely to foster an acceleration of inflation. Recent economic statistics suggest the slowing is already underway. If that is correct, the Fed would be unlikely to tighten further. This situation would be a positive for the equity markets but a slowing economy will produce earnings disappointments, keeping the securities markets volatile.

We look forward to navigating through what will undoubtedly be a challenging investment environment in the last half of 2000.

Sincerely,


/s/Edmund H. Nicklin, Jr.               /s/Andrew J. Knuth

Edmund H. Nicklin, Jr.                  Andrew J. Knuth

*    Initial public offering of Class R shares was January 2, 1998.
** For total return and other information relating to Class I shares of the Westport Small Cap fund, see The Financial Highlights on page 9.

THE WESTPORT FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2000 (Unaudited)
================================================================================
                                                                     WESTPORT
                                                     WESTPORT        SMALL CAP
                                                       FUND             FUND
--------------------------------------------------------------------------------
ASSETS
Investment securities:
     At acquisition cost ......................    $ 10,624,933     $404,192,055
                                                   ============     ============
     At market value (Note 2) .................    $ 12,860,869     $482,176,386
Dividends receivable ..........................          10,872          526,825
Receivable for securities sold ................         332,564          121,796
Receivable for capital shares sold ............           5,850        3,455,180
Organization expenses, net (Note 2) ...........          10,876           10,876
Other assets ..................................          25,187          178,851
                                                   ------------     ------------
     TOTAL ASSETS .............................      13,246,218      486,469,914
                                                   ------------     ------------
LIABILITIES
Payable for capital shares redeemed ...........              --           20,716
Payable for securities purchased ..............          78,113        7,760,359
Payable to affiliates (Note 4) ................          15,157          424,231
Other accrued expenses and liabilities ........           2,830           76,410
                                                   ------------     ------------
     TOTAL LIABILITIES ........................          96,100        8,281,716
                                                   ------------     ------------

NET ASSETS ....................................    $ 13,150,118     $478,188,198
                                                   ============     ============

Net assets consist of:
Paid-in capital ...............................    $ 10,258,211     $388,844,705
Undistributed net investment income (loss) ....         (34,447)         251,403
Accumulated net realized gains from
     security transactions ....................         690,418       11,107,759
Net unrealized appreciation on investments ....       2,235,936       77,984,331
                                                   ------------     ------------
Net assets ....................................    $ 13,150,118     $478,188,198
                                                   ============     ============
PRICING OF CLASS R SHARES
Net assets attributable to Class R shares .....    $ 13,150,118     $105,654,933
                                                   ============     ============
Shares of beneficial interest outstanding
     (unlimited number of shares authorized,
     no par value) (Note 5) ...................         860,379        5,993,095
                                                   ============     ============
Net asset value, offering price and
     redemption price per share (Note 2) ......    $      15.28     $      17.63
                                                   ============     ============
PRICING OF CLASS I SHARES
Net assets attributable to Class I shares .....    $         --     $372,533,265
                                                   ============     ============
Shares of beneficial interest outstanding
     (unlimited number of shares authorized,
     no par value) (Note 5) ...................              --       21,080,250
                                                   ============     ============
Net asset value, offering price and
     redemption price per share (Note 2) ......    $         --     $      17.67
                                                   ============     ============

See accompanying notes to financial statements.

THE WESTPORT FUNDS
STATEMENTS OF OPERATIONS
For the Six Months Ended June 30, 2000 (Unaudited)
=======================================================================================
                                                                              WESTPORT
                                                            WESTPORT          SMALL CAP
                                                              FUND              FUND
---------------------------------------------------------------------------------------
INVESTMENT INCOME
     Dividends .......................................    $     52,728     $  2,568,953
                                                          ------------     ------------
EXPENSES
     Investment advisory fees (Note 4) ...............          52,305        1,935,033
     Administration fees (Note 4) ....................           7,312          135,140
     Registration fees, Common .......................           3,291           37,337
     Registration fees, Class R ......................           4,767            6,658
     Registration fees, Class I ......................           4,654            8,422
     Transfer agent fees, Class R (Note 4) ...........           7,200           42,038
     Transfer agent fees, Class I (Note 4) ...........              --            6,270
     Shareholder servicing fees, Class R (Note 4) ....              --           52,734
     Accounting services fees (Note 4) ...............          12,000           32,461
     Professional fees ...............................          21,267           21,267
     Custodian fees ..................................           2,459           19,700
     Shareholder reporting costs .....................           2,307            6,671
     Postage and supplies ............................           2,912            5,717
     Insurance expense ...............................           3,516            4,143
     Amortization of organization expenses (Note 2) ..           2,175            2,175
     Trustees' fees and expenses .....................           1,153            1,153
     Other expenses ..................................             362              631
                                                          ------------     ------------
       TOTAL EXPENSES ................................         127,680        2,317,550
     Fees waived and/or expenses reimbursed
       by the Adviser (Note 4) .......................         (40,505)              --
                                                          ------------     ------------
       NET EXPENSES ..................................          87,175        2,317,550
                                                          ------------     ------------

NET INVESTMENT INCOME (LOSS) .........................         (34,447)         251,403
                                                          ------------     ------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
     Net realized gains from security
       transactions ..................................         690,418       11,479,650
     Net change in unrealized appreciation/
       depreciation on investments ...................        (186,846)      12,218,623
                                                          ------------     ------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS .....         503,572       23,698,273
                                                          ------------     ------------

NET INCREASE IN NET ASSETS FROM OPERATIONS ...........    $    469,125     $ 23,949,676
                                                          ============     ============

See accompanying notes to financial statements.

THE WESTPORT FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
=================================================================================================================================
                                                                           Westport Fund               Westport Small Cap Fund
                                                                  -----------------------------     -----------------------------
                                                                    Six Months                        Six Months
                                                                      Ended        For the Year         Ended        For the Year
                                                                     June 30,         Ended            June 30,         Ended
                                                                       2000        December 31,          2000        December 31,
                                                                   (Unaudited)         1999          (Unaudited)         1999
---------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
     Net investment income (loss) ............................    $    (34,447)    $    (59,357)    $    251,403     $   (293,478)
     Net realized gains (losses) from security transactions ..         690,418        1,061,005       11,479,650         (306,069)
     Net change in unrealized appreciation/depreciation
        on investments .......................................        (186,846)       2,015,351       12,218,623       61,996,908
                                                                  ------------     ------------     ------------     ------------
Net increase in net assets from operations ...................         469,125        3,016,999       23,949,676       61,397,361
                                                                  ------------     ------------     ------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS:
     From net realized gains, Class R ........................              --         (979,933)              --               --
                                                                  ------------     ------------     ------------     ------------
FROM CAPITAL SHARE TRANSACTIONS (Note 5):
CLASS R
     Proceeds from shares sold ...............................       3,346,021        2,979,679       33,857,264       59,869,590
     Net asset value of shares issued in
       reinvestment of distributions to shareholders .........              --          973,023               --               --
     Payments for shares redeemed ............................        (884,124)      (1,869,572)     (13,785,100)     (19,081,591)
                                                                  ------------     ------------     ------------     ------------
Net increase in net assets from Class R share transactions ...       2,461,897        2,083,130       20,072,164       40,787,999
                                                                  ------------     ------------     ------------     ------------
CLASS I
     Proceeds from shares sold ...............................              --               --      202,499,891      140,781,420
     Payments for shares redeemed ............................              --               --      (53,691,339)     (11,475,889)
                                                                  ------------     ------------     ------------     ------------
Net increase in net assets from Class I share transactions ...              --               --      148,808,552      129,305,531
                                                                  ------------     ------------     ------------     ------------
Net increase in net assets from capital share transactions ...       2,461,897        2,083,130      168,880,716      170,093,530
                                                                  ------------     ------------     ------------     ------------

TOTAL INCREASE IN NET ASSETS .................................       2,931,022        4,120,196      192,830,392      231,490,891

NET ASSETS:
     Beginning of period (Note 1) ............................      10,219,096        6,098,900      285,357,806       53,866,915
                                                                  ------------     ------------     ------------     ------------
     End of period ...........................................    $ 13,150,118     $ 10,219,096     $478,188,198     $285,357,806
                                                                  ============     ============     ============     ============

See accompanying notes to financial statements.

THE WESTPORT FUNDS
WESTPORT FUND
FINANCIAL HIGHLIGHTS
===================================================================================================
                                      Per Share Data for a Share Outstanding Throughout Each Period
===================================================================================================
                                                                          Class R
                                                      ---------------------------------------------
                                                       Six Months
                                                         Ended          For the Year    For the Year
                                                        June 30,           Ended           Ended
                                                          2000          December 31,    December 31,
                                                      (Unaudited)           1999            1998
---------------------------------------------------------------------------------------------------
Net asset value at beginning of period ...........    $    14.75         $    11.22      $    10.00
                                                      ----------         ----------      ----------
Income from investment operations:
     Net investment loss .........................         (0.04)             (0.08)          (0.05)
     Net realized and unrealized gains on
       investments ...............................          0.57               5.21            1.27
                                                      ----------         ----------      ----------
Total from investment operations .................          0.53               5.13            1.22
                                                      ----------         ----------      ----------
Less distributions:
     From net realized gains .....................            --              (1.60)             --
                                                      ----------         ----------      ----------

Net asset value at end of period .................    $    15.28         $    14.75      $    11.22
                                                      ==========         ==========      ==========

Total return .....................................         3.59%(C)          46.13%          12.20%
                                                      ----------         ----------      ----------

Net assets at end of period (000's) ..............    $   13,150         $   10,219      $    6,099
                                                      ----------         ----------      ----------

Ratio of net expenses to average net assets ......         1.50%(B)           1.50%           1.50%

Ratio of gross expenses to average net assets(A) .         2.11%(B)           2.67%           3.60%

Ratio of net investment loss to average net assets        (0.59%)(B)         (0.81%)         (0.71%)

Portfolio turnover rate ..........................           59%(B)             68%             63%

(A) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser (Note 4).

(B)  Annualized.

(C)  Not annualized.

See accompanying notes to financial statements.

THE WESTPORT FUNDS
WESTPORT SMALL CAP FUND
FINANCIAL HIGHLIGHTS
===================================================================================================
                                      Per Share Data for a Share Outstanding Throughout Each Period
===================================================================================================
                                                                          Class R
                                                      ---------------------------------------------
                                                       Six Months
                                                         Ended          For the Year    For the Year
                                                        June 30,           Ended           Ended
                                                          2000          December 31,    December 31,
                                                      (Unaudited)           1999            1998
---------------------------------------------------------------------------------------------------
Net asset value at beginning of period ............    $    16.47        $    11.54      $    10.00
                                                       ----------        ----------      ----------
Income from investment operations:
     Net investment loss ..........................            --             (0.03)          (0.02)
     Net realized and unrealized gains on
       investments ................................          1.16              4.96            1.56
                                                       ----------        ----------      ----------
Total from investment operations ..................          1.16              4.93            1.54
                                                       ----------        ----------      ----------

Net asset value at end of period ..................    $    17.63        $    16.47      $    11.54
                                                       ==========        ==========      ==========

Total return ......................................         7.04%(C)         42.72%          15.40%
                                                       ==========        ==========      ==========

Net assets at end of period (000's) ...............    $  105,655        $   79,851      $   20,637
                                                       ==========        ==========      ==========

Ratio of net expenses to average net assets .......         1.30%(B)          1.43%           1.50%

Ratio of gross expenses to average net assets(A) ..         1.30%(B)          1.43%           1.79%

Ratio of net investment income (loss) to
  average net assets ..............................         0.02%(B)         (0.33%)         (0.39%)

Portfolio turnover rate ...........................           19%(B)            10%             19%

(A) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(B)  Annualized.

(C)  Not annualized.

See accompanying notes to financial statements.

THE WESTPORT FUNDS
WESTPORT SMALL CAP FUND
FINANCIAL HIGHLIGHTS
===================================================================================================
                                      Per Share Data for a Share Outstanding Throughout Each Period
===================================================================================================
                                                                          Class I
                                                      ---------------------------------------------
                                                       Six Months
                                                         Ended          For the Year    For the Year
                                                        June 30,           Ended           Ended
                                                          2000          December 31,    December 31,
                                                      (Unaudited)           1999          1998 (A)
---------------------------------------------------------------------------------------------------
Net asset value at beginning of period ............   $    16.50         $    11.55      $    10.92
                                                      ----------         ----------      ----------
Income from investment operations:
     Net investment income (loss) .................         0.01              (0.01)          (0.02)
     Net realized and unrealized gains
       on investments .............................         1.16               4.96            0.65
                                                      ----------         ----------      ----------
Total from investment operations ..................         1.17               4.95            0.63
                                                      ----------         ----------      ----------

Net asset value at end of period ..................   $    17.67         $    16.50      $    11.55
                                                      ==========         ==========      ==========

Total return ......................................        7.09%(D)          42.86%           5.77%(D)
                                                      ==========         ==========      ==========

Net assets at end of period (000's) ...............   $  372,533         $  205,507      $   33,230
                                                      ==========         ==========      ==========

Ratio of net expenses to average net assets .......        1.16%(C)           1.24%           1.50%(C)

Ratio of gross expenses to average net assets(B) ..        1.16%(C)           1.24%           1.64%(C)

Ratio of net investment income (loss) to
  average net assets ..............................        0.16%(C)          (0.13%)         (0.36%)(C)

Portfolio turnover rate ...........................          19%(C)             10%             19%(C)

(A) Represents the period from the initial public offering of shares (February 16, 1998) through December 31, 1998.

(B) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(C)  Annualized.

(D)  Not annualized.

See accompanying notes to financial statements.

THE WESTPORT FUNDS
NOTES TO FINANCIAL STATEMENTS
June 30, 2000 (Unaudited)
================================================================================

1.   ORGANIZATION

The Westport Funds (the Trust) is registered under the Investment Company Act of 1940 (the 1940 Act), as a diversified, no-load, open-end management investment company. The Trust was organized as a Delaware business trust under a Declaration of Trust dated September 17, 1997. The Trust has established two separate series: the Westport Fund and the Westport Small Cap Fund (the Funds). The Trust was capitalized on December 16, 1997, when the initial shares of each Fund were purchased at $10 per share. Except for the initial purchase of shares, the Trust had no operations prior to the commencement of operations on January 2, 1998.

The Westport  Fund seeks to achieve its  investment  objective by investing  the majority of its assets in undervalued equity securities of attractive mid capitalization companies. A mid capitalization company has a market capitalization between $1.75 billion and $7.5 billion. The Fund will also invest on an opportunistic basis in the securities of attractive companies with both larger and smaller market capitalizations, but it is expected that the median market capitalization of the companies in the Fund will normally be in the mid capitalization range.

The Westport Small Cap Fund seeks to achieve its investment objective by investing at least 65% of its total assets in the equity securities of small capitalization companies. A small capitalization company has market capitalization of $1.75 billion or less at the time of the Fund's investment. Companies whose capitalization exceeds $1.75 billion after purchase will continue to be considered small cap for purposes of this 65% limitation. The Fund may also invest to a limited degree in companies that have larger market capitalizations.

Each of the Funds is authorized to offer two classes of shares: Class R shares and Class I shares. Each Class R and Class I share of a Fund represents identical interests in the Fund's assets and has the same rights, except that
(i) Class I shares are expected to have lower operating expenses over time due to a shareholder services plan adopted with respect to Class R shares of each Fund (Note 4), and (ii) certain other class specific expenses are borne solely by the class to which such expenses are attributable. As of June 30, 2000, the public offering of Class I shares of the Westport Fund had not commenced.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Trust's significant accounting policies:

Security valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange or quoted by NASDAQ are valued at the last reported sale price on the principal exchange where the security is traded or, if not traded on a particular day, at the closing bid price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price, if available, otherwise, at the last quoted bid price. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

Share valuation -- The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The offering price and redemption price per share of both classes of shares of each Fund is equal to the net asset value per share.

Investment income and distributions to shareholders -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Dividends arising from net investment income, if any, are declared and paid annually. Net capital gains (net long-term capital gains in excess of net short-term capital losses), if any, are distributed at least annually.

Organization expenses -- Expenses of organization have been capitalized and are being amortized on a straight-line basis over five years. In the event any of the initial shares of a Fund are redeemed during the amortization period, the redemption proceeds will be reduced by a pro rata portion of any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares of the Fund outstanding at the time of the redemption.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments as of June 30, 2000:

--------------------------------------------------------------------------------
                                                  WESTPORT           WESTPORT
                                                    FUND          SMALL CAP FUND
--------------------------------------------------------------------------------
Gross unrealized appreciation ..........        $  3,491,092       $108,004,973
Gross unrealized depreciation ..........          (1,262,601)       (30,082,781)
                                                ============       ============
Net unrealized appreciation ............        $  2,228,491       $ 77,922,192
                                                ============       ============
Federal income tax cost ................        $ 10,632,378       $404,254,194
                                                ============       ============
--------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the acquisition cost is due to certain timing differences in the recognition of capital losses under income tax regulations and generally accepted accounting principles.

As of December 31, 1999, the Westport Small Cap Fund had a capital loss carryforward for federal income tax purposes of $309,752, which will expire on December 31, 2007. This capital loss carryforward may be utilized in the current and future years to offset net realized capital gains prior to distributing such gains to shareholders.

3.   INVESTMENT TRANSACTIONS

For the six months ended June 30, 2000, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $3,747,441 and $3,035,786, respectively, for the Westport Fund, and $148,489,594 and $30,319,852, respectively, for the Westport Small Cap Fund.

4.   TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Trust are also officers of Westport Advisers, LLC (the Adviser), or of Integrated Fund Services, Inc. (IFS), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust.

INVESTMENT ADVISORY AGREEMENT
The Funds' investments are managed by the Adviser pursuant to the terms of an Advisory Agreement. Each Fund pays the Adviser an investment management fee, computed and accrued daily and paid monthly, at an annual rate of 0.90% of average daily net assets for the Westport Fund, and at an annual rate of 1.00% of average daily net assets for the Westport Small Cap Fund.

In order to voluntarily reduce operating expenses of the Westport Fund during the six months ended June 30, 2000, the Adviser waived investment advisory fees of $23,884 and reimbursed the Fund for $11,967 of Class R expenses and $4,654 of Class I expenses.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, IFS supplies non-investment related administrative and compliance services for the Funds. IFS supervises the preparation of tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these services, IFS receives a monthly fee from each Fund at an annual rate of 0.125% on its average daily net assets up to $50 million; 0.10% on the next $50 million of such net assets; 0.075% on the next $50 million of such net assets; and 0.05% on such assets in excess of $150 million, subject to a minimum monthly fee.

TRANSFER AGENT AGREEMENT
Under the terms of a Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement, IFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, IFS receives a monthly fee from each Fund based on the number of shareholder accounts in each class, subject to a minimum monthly fee for each class of shares. In addition, each Fund pays IFS out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement, IFS calculates the daily net asset value per share and maintains the financial books and records of the Funds. For these services, IFS receives a monthly fee from each Fund. In addition, each Fund pays IFS certain out-of-pocket expenses incurred by IFS in obtaining valuations of such Fund's portfolio securities.

SHAREHOLDER SERVICES PLAN
The Trust has adopted a shareholder services plan with respect to Class R shares of each Fund. Under this plan, the Trust may enter into agreements pursuant to which a shareholder servicing agent performs certain shareholder services not otherwise provided by the transfer agent. For these services, each Fund pays the shareholder servicing agent a fee of up to 0.25% of the average daily net assets attributable to the Class R shares owned by investors for which the shareholder servicing agent maintains a servicing relationship. For the six months ended June 30, 2000, shareholder servicing fees of $52,734 were paid by Class R shares of the Westport Small Cap Fund.

DISTRIBUTION AGREEMENT
The Trust has entered into a Distribution Agreement on behalf of the Funds with IFS Fund Distributors, Inc. (the Distributor). Pursuant to the Distribution Agreement, the Distributor acts as distributor of each Fund's shares. The Distributor receives no compensation for its services and is an affiliate of IFS.

5.   CAPITAL SHARE TRANSACTIONS

Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions:

=============================================================================================================
                                                           Westport Fund             Westport Small Cap Fund
                                                   ----------------------------------------------------------
                                                     Six Months                    Six Months
                                                       Ended       For the Year      Ended       For the Year
                                                      June 30,        Ended         June 30,        Ended
                                                        2000       December 31,       2000       December 31,
                                                    (Unaudited)        1999       (Unaudited)        1999
-------------------------------------------------------------------------------------------------------------
CLASS R
Shares sold ....................................        229,177        238,552      1,946,935      4,471,126
Shares issued in reinvestment of
  distributions to shareholders ................             --         67,996             --             --
Shares redeemed ................................        (61,680)      (157,465)      (802,737)    (1,409,785)
                                                   ------------   ------------   ------------   ------------
Net increase in shares outstanding .............        167,497        149,083      1,144,198      3,061,341
Shares outstanding, beginning of period ........        692,882        543,799      4,848,897      1,787,556
                                                   ------------   ------------   ------------   ------------
Shares outstanding, end of period ..............        860,379        692,882      5,993,095      4,848,897
                                                   ============   ============   ============   ============
CLASS I
Shares sold ....................................             --             --     11,683,497     10,374,335
Shares redeemed ................................             --             --     (3,059,351)      (795,544)
                                                   ------------   ------------   ------------   ------------
Net increase in shares outstanding .............             --             --      8,624,146      9,578,791
Shares outstanding, beginning of period ........             --             --     12,456,104      2,877,313
                                                   ------------   ------------   ------------   ------------
Shares outstanding, end of period ..............             --             --     21,080,250     12,456,104
                                                   ============   ============   ============   ============
-------------------------------------------------------------------------------------------------------------

WESTPORT FUND
PORTFOLIO OF INVESTMENTS
June 30, 2000 (Unaudited)
================================================================================
                                                                      Market
COMMON STOCKS -- 81.7%                                 Shares         Value
--------------------------------------------------------------------------------
BROADCASTING/CABLE TV -- 6.1%
Cox Radio, Inc. - Class A(a) ....................        20,100    $    562,800
Insight Communications Company, Inc.(a) .........        15,500         242,187
                                                                   ------------
                                                                        804,987
                                                                   ------------
BUSINESS PRODUCTS & SERVICES -- 18.0%
American Management Systems, Inc.(a) ............        11,700         384,089
Computer Associates International, Inc. .........         7,000         358,313
Parametric Technology Corporation(a) ............        20,000         220,000
Project Software and Development, Inc.(a) .......         8,000         144,000
Rational Software Corporation(a) ................        10,000         929,375
Synopsys Inc.(a) ................................         9,500         328,344
                                                                   ------------
                                                                      2,364,121
                                                                   ------------
CHEMICALS -- 2.8%
Praxair, Inc. ...................................        10,000         374,375
                                                                   ------------

COMMUNICATIONS EQUIPMENT & SERVICES -- 1.1%
AT&T Corporation ................................         4,750         150,219
                                                                   ------------

CONSUMER PRODUCTS & SERVICES -- 5.5%
Consolidated Stores Corporation(a) ..............         7,500          90,000
Duane Reade, Inc.(a) ............................         7,000         180,250
Harcourt General, Inc. ..........................         4,000         217,500
Nieman Marcus Group, Inc. - Class B(a) ..........         1,250          33,438
Whitehall Jewellers, Inc.(a) ....................        10,700         199,288
                                                                   ------------
                                                                        720,476
                                                                   ------------

FINANCE -- 0.5%
Tucker Anthony Sutro Corporation ................         4,000          72,000
                                                                   ------------

HEALTH CARE -- 6.8%
Lincare Holdings, Inc.(a) .......................        12,000         295,500
Quorum Health Group, Inc.(a) ....................        30,000         309,375
Universal Health Services, Inc. - Class B .......         4,500         297,000
                                                                   ------------
                                                                        901,875
                                                                   ------------

INDUSTRIAL SPECIALTY PRODUCTS -- 13.7%
C&D Technologies, Inc. ..........................        13,000         734,500
JLG Industries, Inc. ............................         8,000          95,000
Texas Instruments, Inc. .........................        14,064         966,021
                                                                   ------------
                                                                      1,795,521
                                                                   ------------

MEDICAL PRODUCTS -- 2.7%
Bristol-Myers Squibb Company ....................         6,000         349,500
                                                                   ------------

OIL & GAS PRODUCERS -- 5.8%
Anadarko Petroleum Corporation ..................         6,000         295,875
Pogo Producing Company ..........................        14,500         320,811
Southwestern Energy Company .....................        23,600         147,500
                                                                   ------------
                                                                        764,186
                                                                   ------------

WESTPORT FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2000 (Unaudited)
================================================================================
                                                                      Market
COMMON STOCKS -- 81.7% (Continued)                     Shares         Value
--------------------------------------------------------------------------------
OIL & GAS SERVICES -- 1.2%
Transocean Sedco Forex, Inc. ....................         3,000    $    160,312
                                                                   ------------

PAPER AND RELATED PRODUCTS -- 1.5%
Westvaco Corporation ............................         8,000         198,500
                                                                   ------------

REGIONAL BANKS & THRIFTS -- 0.9%
Sterling Financial Corporation(a) ...............        10,000         115,000
                                                                   ------------

SPECIALIZED OUTSOURCING SERVICES -- 8.5%
Policy Management Systems Corporation(a) ........        22,500         345,938
Reynolds & Reynolds Company (The) - Class A .....        14,000         255,500
Shared Medical Systems Corporation ..............         7,000         510,563
                                                                   ------------
                                                                      1,112,001
                                                                   ------------

TRANSPORTATION -- 3.3%
Airborne Freight Corporation ....................         7,000         132,562
FedEx Corporation ...............................         7,500         285,000
                                                                   ------------
                                                                        417,562
                                                                   ------------

UTILITIES -- 2.1%
El Paso Electric Company(a) .....................        25,000         279,688
                                                                   ------------

OTHER -- 1.2% ...................................                       154,825
                                                                   ------------

TOTAL COMMON STOCKS (Cost $8,499,212) ...........                  $ 10,735,148
                                                                   ------------

MONEY MARKETS -- 16.2%
Firstar Stellar Treasury Fund
     (Cost $2,125,721) ..........................     2,125,721    $  2,125,721
                                                                   ------------

TOTAL INVESTMENT SECURITIES -- 97.9%
     (Cost $10,624,933) .........................                  $ 12,860,869

OTHER ASSETS IN EXCESS OF LIABILITIES -- 2.1% ...                       289,249
                                                                   ------------

NET ASSETS -- 100.0% ............................                  $ 13,150,118
                                                                   ============

(a)  Non-income producing security.

See accompanying notes to financial statements.

WESTPORT SMALL CAP FUND
PORTFOLIO OF INVESTMENTS
June 30, 2000 (Unaudited)
================================================================================
                                                                      Market
COMMON STOCKS -- 82.4%                                 Shares         Value
--------------------------------------------------------------------------------
AIRCRAFT MAINTENANCE & SERVICES -- 0.7%
AAR Corporation .................................       271,250    $  3,255,000
                                                                   ------------

BROADCASTING/CABLE TV -- 6.8%
Cox Radio, Inc. - Class A(a) ....................       335,100       9,382,800
Emmis Communications Corporation(a) .............       361,400      14,952,925
Insight Communications Company, Inc.(a) .........       506,075       7,907,422
                                                                   ------------
                                                                     32,243,147
                                                                   ------------

BUSINESS PRODUCTS & SERVICES -- 13.4%
American Management Systems, Inc. ...............       338,200      11,102,472
Aspen Technology, Inc.(a) .......................       225,000       8,662,500
IMS Health, Inc. ................................     1,075,000      19,350,000
Project Software & Development, Inc.(a) .........       164,600       2,962,800
Rational Software Corporation(a) ................       100,000       9,293,750
Unigraphics Solutions, Inc.(a) ..................       389,500       7,595,250
Volt Information Sciences, Inc.(a) ..............       160,412       5,283,570
                                                                   ------------
                                                                     64,250,342
                                                                   ------------

COMMUNICATIONS EQUIPMENT & SERVICES -- 0.7%
General Communication, Inc.(a) ..................       661,500       3,390,187
                                                                   ------------

CONSUMER PRODUCTS & SERVICES -- 8.2%
Applebee's International, Inc. ..................        60,000       1,818,750
Consolidated Stores Corporation(a) ..............       480,806       5,769,672
Duane Reade, Inc.(a) ............................       262,800       6,767,100
Gaylord Entertainment Company ...................        75,000       1,612,500
Houghton Mifflin Company ........................       112,000       5,229,000
Outback Steakhouse, Inc.(a) .....................        70,000       2,047,500
Ruby Tuesday, Inc. ..............................       890,200      11,183,138
Saks, Inc.(a) ...................................       370,700       3,892,350
Whitehall Jewellers, Inc.(a) ....................        43,950         818,569
                                                                   ------------
                                                                     39,138,579
                                                                   ------------

HEALTH CARE -- 4.2%
Quorum Health Group, Inc.(a) ....................       256,000       2,640,000
Universal Health Services, Inc. - Class B(a) ....       268,400      17,714,400
                                                                   ------------
                                                                     20,354,400
                                                                   ------------

INDUSTRIAL SERVICES -- 1.7%
ITT Educational Services, Inc.(a) ...............       373,600       6,561,350
XTRA Corporation(a) .............................        43,100       1,699,756
                                                                   ------------
                                                                      8,261,106
                                                                   ------------

WESTPORT SMALL CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 2000 (Unaudited)
================================================================================
                                                                      Market
COMMON STOCKS -- 82.4% (Continued)                     Shares         Value
--------------------------------------------------------------------------------
INDUSTRIAL SPECIALTY PRODUCTS -- 18.1%
Alpha Industries, Inc.(a) .......................       167,550    $  7,382,672
Anadigics, Inc.(a) ..............................        99,300       3,382,406
C&D Technologies, Inc. ..........................       248,800      14,057,200
Conexant Systems, Inc.(a) .......................       230,000      11,183,750
DuPont Photomasks, Inc.(a) ......................       250,300      17,145,550
JLG Industries, Inc. ............................       371,400       4,410,375
Precision Castparts Corporation .................       248,500      11,244,625
Rogers Corporation(a) ...........................       102,400       3,584,000
Texas Instruments, Inc. .........................       207,448      14,249,084
                                                                   ------------
                                                                     86,639,662
                                                                   ------------

MEDICAL PRODUCTS -- 1.4%
Bindley Western Industries, Inc. ................       114,144       3,017,682
Owens & Minor, Inc. .............................       210,250       3,613,672
                                                                   ------------
                                                                      6,631,354
                                                                   ------------

OIL & GAS PRODUCERS -- 4.6%
Devon Energy Corporation ........................       147,942       8,312,491
Houston Exploration Company .....................       285,000       7,160,625
Pogo Producing Company ..........................       129,500       2,865,188
Santa Fe Snyder Corporation(a) ..................       312,900       3,559,238
                                                                   ------------
                                                                     21,897,542
                                                                   ------------

REGIONAL BANKS & THRIFTS -- 4.6%
Bank United Financial Corporation - Class A .....       307,000       2,225,750
Downey Financial Corporation ....................       100,000       2,900,000
First Essex Bancorp, Inc. .......................       390,950       6,230,766
Harbor Florida Bancshares, Inc. .................       161,000       1,680,437
PBOC Holdings, Inc.(a) ..........................       162,500       1,381,250
People's Bank ...................................       147,700       2,713,987
Seacoast Financial Services Corporation .........       239,425       2,274,537
Staten Island Bancorp, Inc. .....................        80,000       1,410,000
Sterling Financial Corporation(a) ...............       102,000       1,173,000
                                                                   ------------
                                                                     21,989,727
                                                                   ------------

SECURITY PRODUCTS & SERVICES -- 1.5%
Checkpoint Systems, Inc.(a) .....................       115,800         868,500
Pittston Brink's Group ..........................       170,007       2,326,971
Sensormatic Electronics Corporation(a) ..........       241,800       3,823,463
                                                                   ------------
                                                                      7,018,934
                                                                   ------------

SPECIALIZED OUTSOURCING SERVICES -- 5.6%
Policy Management Systems Corporation(a) ........       769,250      11,827,219
Reynolds and Reynolds Company (The) - Class A ...       303,600       5,540,700
Shared Medical Systems Corporation ..............       127,900       9,328,706
                                                                   ------------
                                                                     26,696,625
                                                                   ------------

WESTPORT SMALL CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 2000 (Unaudited)
================================================================================
                                                                      Market
COMMON STOCKS -- 82.4% (Continued)                     Shares         Value
--------------------------------------------------------------------------------
TRANSPORTATION -- 2.0%
Circle International Group, Inc. ................       295,550    $  7,425,694
Fritz Companies, Inc.(a) ........................       211,500       2,181,094
                                                                   ------------
                                                                      9,606,788
                                                                   ------------

UTILITIES -- 4.5%
CH Energy Group, Inc. ...........................       354,300      12,024,056
El Paso Electric Company(a) .....................       832,850       9,317,509
                                                                   ------------
                                                                     21,341,565
                                                                   ------------
OTHER -- 4.4% ...................................                    21,012,881
                                                                   ------------

TOTAL COMMON STOCKS (Cost $315,743,508) .........    17,230,759    $393,727,839
                                                                   ------------

MONEY MARKETS -- 18.5%
Firstar Stellar Treasury Fund
     (Cost $88,448,547) .........................    88,448,547    $ 88,448,547
                                                                   ------------

TOTAL INVESTMENT SECURITIES -- 100.9%
     (Cost $404,192,055) ........................                  $482,176,386

LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.9%) .                    (3,988,188)
                                                                   ------------

NET ASSETS -- 100.0% ............................                  $478,188,198
                                                                   ============

(a)  Non-income producing security.

See accompanying notes to financial statements.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

20